UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 August 10, 2007


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)


        California                    000-30083                  95-3927330
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)



     3990-B Heritage Oak Court, Simi Valley, CA                   93063
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             Exhibit Index on page 3

Item 2.02       Results of Operations and Financial Condition.

      On August 10, 2007, Qualstar Corporation issued a press release regarding preliminary revenues for the fiscal fourth quarter ended June 30, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.


Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number      Description
--------------      -----------
    99.1            Press release of Qualstar Corporation dated August 10, 2007.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUALSTAR CORPORATION


August 10, 2007                         By: /s/ Andrew Farina
                                            -----------------
                                            Andrew Farina
                                            Chief Financial Officer



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

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
    99.1            Press release of Qualstar Corporation dated August 10, 2007.




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